EXHIBIT 24

POWER OF ATTORNEY

Know All Men By These Presents, that the person whose signature appears below constitutes and appoints David Dunbar and Deborah A. Rosen, and each of them acting singly, as his true and lawful attorney-in-fact and agent with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign any and or all amendments (including any pre-effective or post-effective amendments) to the Registration Statement or any related registration statement that is to be effective upon filing pursuant to Rule 462(b), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the above premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney to execute and file the Registration Statement has been signed by the following persons on behalf of the Registrant in the capacities and on the dates indicated.

Witness my signature as of the 25th day of September, 2015.

/s/ Charles H. Cannon, Jr.

_______________________________

Charles H. Cannon, Jr.

EXHIBIT 24

POWER OF ATTORNEY

Know All Men By These Presents, that the person whose signature appears below constitutes and appoints David Dunbar and Deborah A. Rosen, and each of them acting singly, as his true and lawful attorney-in-fact and agent with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign any and or all amendments (including any pre-effective or post-effective amendments) to the Registration Statement or any related registration statement that is to be effective upon filing pursuant to Rule 462(b), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the above premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney to execute and file the Registration Statement has been signed by the following persons on behalf of the Registrant in the capacities and on the dates indicated.

Witness my signature as of the 25th day of September, 2015.

/s/ Thomas E. Chorman

_______________________________

Thomas E. Chorman

EXHIBIT 24

POWER OF ATTORNEY

Know All Men By These Presents, that the person whose signature appears below constitutes and appoints David Dunbar and Deborah A. Rosen, and each of them acting singly, as his true and lawful attorney-in-fact and agent with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign any and or all amendments (including any pre-effective or post-effective amendments) to the Registration Statement or any related registration statement that is to be effective upon filing pursuant to Rule 462(b), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the above premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney to execute and file the Registration Statement has been signed by the following persons on behalf of the Registrant in the capacities and on the dates indicated.

Witness my signature as of the 25th day of September, 2015.

/s/ Jeffrey S. Edwards

_______________________________

Jeffrey S. Edwards

EXHIBIT 24

POWER OF ATTORNEY

Know All Men By These Presents, that the person whose signature appears below constitutes and appoints David Dunbar and Deborah A. Rosen, and each of them acting singly, as his true and lawful attorney-in-fact and agent with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign any and or all amendments (including any pre-effective or post-effective amendments) to the Registration Statement or any related registration statement that is to be effective upon filing pursuant to Rule 462(b), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the above premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney to execute and file the Registration Statement has been signed by the following persons on behalf of the Registrant in the capacities and on the dates indicated.

Witness my signature as of the 25th day of September, 2015.

/s/  William R. Fenoglio

_______________________________

William R. Fenoglio

EXHIBIT 24

POWER OF ATTORNEY

Know All Men By These Presents, that the person whose signature appears below constitutes and appoints David Dunbar and Deborah A. Rosen, and each of them acting singly, as his true and lawful attorney-in-fact and agent with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign any and or all amendments (including any pre-effective or post-effective amendments) to the Registration Statement or any related registration statement that is to be effective upon filing pursuant to Rule 462(b), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the above premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney to execute and file the Registration Statement has been signed by the following persons on behalf of the Registrant in the capacities and on the dates indicated.

Witness my signature as of the 25th day of September, 2015.

/s/  Gerald H. Fickenscher

_______________________________

Gerald H. Fickenscher

EXHIBIT 24

POWER OF ATTORNEY

Know All Men By These Presents, that the person whose signature appears below constitutes and appoints David Dunbar and Deborah A. Rosen, and each of them acting singly, as his true and lawful attorney-in-fact and agent with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign any and or all amendments (including any pre-effective or post-effective amendments) to the Registration Statement or any related registration statement that is to be effective upon filing pursuant to Rule 462(b), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the above premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney to execute and file the Registration Statement has been signed by the following persons on behalf of the Registrant in the capacities and on the dates indicated.

Witness my signature as of the 25th day of September, 2015.

/s/  Thomas J. Hansen

_______________________________

Thomas J. Hansen

EXHIBIT 24

POWER OF ATTORNEY

Know All Men By These Presents, that the person whose signature appears below constitutes and appoints David Dunbar and Deborah A. Rosen, and each of them acting singly, as his true and lawful attorney-in-fact and agent with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign any and or all amendments (including any pre-effective or post-effective amendments) to the Registration Statement or any related registration statement that is to be effective upon filing pursuant to Rule 462(b), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the above premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney to execute and file the Registration Statement has been signed by the following persons on behalf of the Registrant in the capacities and on the dates indicated.

Witness my signature as of the 25th day of September, 2015.

/s/  Daniel B. Hogan

_______________________________

Daniel B. Hogan

EXHIBIT 24

POWER OF ATTORNEY

Know All Men By These Presents, that the person whose signature appears below constitutes and appoints David Dunbar and Deborah A. Rosen, and each of them acting singly, as his true and lawful attorney-in-fact and agent with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign any and or all amendments (including any pre-effective or post-effective amendments) to the Registration Statement or any related registration statement that is to be effective upon filing pursuant to Rule 462(b), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the above premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney to execute and file the Registration Statement has been signed by the following persons on behalf of the Registrant in the capacities and on the dates indicated.

Witness my signature as of the 25th day of September, 2015.

/s/ H. Nicholas Muller, III

_______________________________

H. Nicholas Muller, III